                                                                    Exhibit 4.10

      NUMBER                                                       SHARES
IDD _____________                                               _____________

                     INNOVATIVE DRUG DELIVERY SYSTEMS, INC.

INCORPORATED UNDER THE LAWS                                  SEE REVERSE SIDE
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT                                        CUSIP 45771B 10 7




is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF

                     INNOVATIVE DRUG DELIVERY SYSTEMS, INC.

transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Fred Mermelstein                                    /s/ Leonard Firestone
-----------------------------                           ------------------------
SECRETARY                                               CHIEF EXECUTIVE OFFICER

                     --------------------------------------
                     INNOVATIVE DRUG DELIVERY SYSTEMS, INC.
                                 CORPORATE SEAL
                                      1999
                                    DELAWARE
                     --------------------------------------

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
              (NEW YORK)
                              TRANSER AGENT
                              AND REGISTRAR
BY

                       AUTHORIZED SIGNATURE

         The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, relative rights, preferences, and limitations applicable to each class of shares and the variations in rights, preferences, and limitations determined for each series thereof (and the authority of the Board of Directors to determine variations for future series). Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of the Certificate.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- __________ Custodian _____________
                    (Cust)                 (Minor)

                    under Uniform Gifts to Minors
                    Act __________________
                             (State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------
|                                    |
--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________


                 _______________________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                          ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.